CONTACT:	FOR IMMEDIATE RELEASE
Bryan R. McKeag	October 30, 2023
Executive Vice President
Chief Financial Officer
(563) 589-1994
BMcKeag@htlf.com

HEARTLAND FINANCIAL USA, INC. ("HTLF") REPORTS QUARTERLY AND YEAR TO DATE RESULTS AS OF SEPTEMBER 30, 2023

Highlights and Developments

▪	Quarterly net income available to common stockholders of $46.1 million
▪	Quarterly diluted earnings per common share of $1.08, which includes $.04 of acquisition, integration and restructuring costs
▪	Quarterly loan growth of $154.5 million or 1%
▪	Total customer deposit growth during the quarter of $152.3 million or 1%
▪	Nonperforming assets to total assets and 30-89 day loan delinquencies remained unchanged at 0.33% and 0.12%, respectively
▪	Nonperforming loans to total loans decreased to 0.44% from 0.54% at June 30, 2023 and 0.60% at September 30, 2022
▪	Completed the consolidation of two bank charters during the quarter, and the final charter was consolidated following the end of the quarter

	Quarter Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income available to common stockholders (in millions)	$46.1	$54.6	$144.2	$145.5
Diluted earnings per common share	1.08	1.28	3.37	3.42

Return on average assets	0.94%	1.13%	1.00%	1.04%
Return on average common equity	10.47	12.93	11.28	10.80
Return on average tangible common equity (non-GAAP)(1)	16.34	20.76	17.83	16.79
Net interest margin	3.14	3.41	3.23	3.22
Net interest margin, fully tax-equivalent (non-GAAP)(1)	3.18	3.45	3.27	3.27
Efficiency ratio	63.77	58.84	61.86	61.39
Adjusted efficiency ratio, fully-tax equivalent (non-GAAP)(1)	59.95	55.26	58.98	58.99
(1) Refer to "Non-GAAP Measures" in this earnings release for additional information on the usage and presentation of these non-GAAP measures, and refer to the financial tables for reconciliations to the most directly comparable GAAP measures.

"HTLF delivered another solid quarter highlighted by loan and customer deposit growth, reduced wholesale deposits and continued stable credit quality while effectively managing core expenses. We are also pleased that we successfully completed the final charter consolidation and look forward to 2024 with this significant project behind us."

Bruce K. Lee, President and Chief Executive Officer, HTLF

Denver, Monday, October 30, 2023-Heartland Financial USA, Inc. (NASDAQ: HTLF) today reported the following results for the quarter ended September 30, 2023, compared to the quarter ended September 30, 2022:
•Net income available to common stockholders of $46.1 million compared to $54.6 million, a decrease of $8.5 million or 16%.
•Earnings per diluted common share of $1.08 compared to $1.28, a decrease of $0.20 or 16%.
•Earnings per diluted common share included $0.04 of acquisition, integration and restructuring costs in both quarters.
•Net interest income of $145.8 million compared to $155.9 million, a decrease of $10.1 million or 6%.
•Return on average assets was 0.94% compared to 1.13%.
•Return on average common equity was 10.47% compared to 12.93%.
•Return on average tangible common equity (non-GAAP) was 16.34% compared to 20.76%.

"HTLF delivered another solid quarter highlighted by loan and customer deposit growth, reduced wholesale deposits and continued stable credit quality while effectively managing core expenses. We are also pleased that we successfully completed the final charter consolidation and look forward to 2024 with this significant project behind us," said Bruce K. Lee, president and chief executive officer of HTLF.

HTLF reported the following results for the nine months ended September 30, 2023, compared to the nine months ended September 30, 2022:
•Net income available to common stockholders of $144.2 million compared to $145.5 million, a decrease of $1.2 million or 1%.
•Earnings per diluted common share of $3.37 compared to $3.42, a decrease of $0.05 or 1%.
•Earnings per diluted common share included $0.11 of acquisition, integration and restructuring costs compared to $0.10.
•Net interest income of $445.1 million compared to $433.0 million, an increase of $12.1 million or 3%.
•Return on average assets was 1.00% compared to 1.04%.
•Return on average common equity was 11.28% compared to 10.80%.
•Return on average tangible common equity (non-GAAP) was 17.83% compared to 16.79%.

Charter Consolidation Update

During the third quarter of 2023, Rocky Mountain Bank and New Mexico Bank & Trust were consolidated into HTLF Bank. Subsequent to September 30, 2023, Dubuque Bank and Trust Company was consolidated into HTLF Bank, which marked the completion of charter consolidation. Total consolidation restructuring costs are projected to be $18-$19 million with approximately $2-$3 million of expenses remaining to be incurred in 2023.

Net Interest Income and Net Interest Margin

Net interest margin, expressed as a percentage of average earning assets, was 3.14% (3.18% on a fully tax-equivalent basis, non-GAAP) for the third quarter of 2023 compared to 3.19% (3.23% on a fully tax-equivalent basis, non-GAAP) for the second quarter of 2023, and 3.41% (3.45% on a fully tax-equivalent basis, non-GAAP) for the third quarter of 2022.

Total interest income and average earning asset changes for the third quarter of 2023 compared to the third quarter of 2022 were:
•Total interest income was $245.4 million compared to $175.8 million, an increase of $69.6 million or 40%, primarily attributable to an increase in average earning assets and higher yields.
•Total interest income on a tax-equivalent basis (non-GAAP) was $247.6 million, an increase of $69.6 million or 39% from $178.0 million.
•Average earning assets increased $281.2 million or 2% to $18.44 billion compared to $18.16 billion.
•The average rate on earning assets increased 144 basis points to 5.33% from 3.89%, primarily due to recent interest rate increases.

Total interest expense and average interest bearing liability changes for the third quarter of 2023 compared to the third quarter of 2022 were:

•Total interest expense was $99.7 million, an increase of $79.7 million from $19.9 million, due to increases in the average interest rate paid and the average balance of interest bearing liabilities.
•The average interest rate paid on interest bearing liabilities increased 234 basis points to 3.01% from 0.67%.
•Average interest bearing deposits increased $1.47 billion or 13% to $12.68 billion from $11.22 billion, primarily due to an increase of $1.36 billion in wholesale deposits.
•The average interest rate paid on interest bearing deposits increased 236 basis points to 2.90% from 0.54%.
•Average borrowings decreased $30.8 million or 6% to $475.7 million from $506.5 million, and the average interest rate paid on borrowings was 5.78% compared to 3.74%.

Net interest income changes for the third quarter of 2023 compared to the third quarter of 2022 were:
•Net interest income totaled $145.8 million compared to $155.9 million, a decrease of $10.1 million or 6%.
•Net interest income on a tax-equivalent basis (non-GAAP) totaled $147.9 million compared to $158.0 million, a decrease of $10.1 million or 6%.

Noninterest Income and Noninterest Expense

Total noninterest income was $28.4 million during the third quarter of 2023 compared to $29.2 million during the third quarter of 2022, a decrease of $798,000 or 3%. Significant changes within the noninterest income category for the third quarter of 2023 compared to the third quarter of 2022 were:
•Service charges and fees increased $1.3 million or 7% to $18.6 million from $17.3 million.
•Trust fees decreased $638,000 or 12% to $4.7 million from $5.4 million, primarily attributable to reduced retirement plan services income following the sale of the recordkeeping and administrative functions of HTLF Retirement Plan Services.
•Net security losses totaled $114,000 compared to net losses of $1.1 million.
•Net gains on sales of loans held for sale decreased $927,000 or 51% to $905,000 from $1.8 million, primarily attributable to a decrease in residential mortgage loans sold to the secondary market.
•Other noninterest income decreased $1.4 million or 69% to $619,000 compared to $2.0 million. During the third quarter of 2022, HTLF received a $637,000 recovery on an acquired loan that had been charged off prior to acquisition.
Total noninterest expense was $111.1 million during the third quarter of 2023 compared to $108.9 million during the third quarter of 2022, which was an increase of $2.2 million or 2%. Significant changes within the noninterest expense category for the third quarter of 2023 compared to the third quarter of 2022 were:
•Salaries and employee benefits totaled $62.3 million compared to $62.7 million, a decrease of $399,000 or 1%. The decrease was attributable to a reduction of full-time equivalent employees and lower incentive compensation expense, mostly offset by higher salary expense. Full-time equivalent employees totaled 1,965 compared to 2,020, a decrease of 55 or 3%.
•FDIC insurance assessments totaled $3.3 million compared to $2.0 million, an increase of $1.3 million due to assessment rate changes that were effective with the first quarter 2023 assessment.
•Other noninterest expenses totaled $15.3 million compared to $13.6 million, an increase of $1.7 million or 12%. Credit card processing expenses increased $1.4 million or 49% to $4.3 million from $2.9 million.

The effective tax rate was 21.89% for the third quarter of 2023 compared to 19.97% for third quarter of 2022. The following items impacted the third quarter 2023 and 2022 tax calculations:
•Various tax credits of $1.6 million compared to $1.7 million.
•Tax expense of $1.6 million compared to $258,000 resulting from the disallowed interest expense related to tax-exempt loans and securities, aligning with increases in total interest expense.
•Tax-exempt interest income as a percentage of pre-tax income of 13.14% compared to 11.45%.

Total Assets, Total Loans and Total Deposits

Total assets were $20.13 billion at September 30, 2023, a decrease of $114.4 million or 1% from $20.24 billion at year-end 2022. Securities represented 32% and 35% of total assets at September 30, 2023, and December 31, 2022, respectively.

Total loans held to maturity were $11.87 billion at September 30, 2023, compared to $11.72 billion at June 30, 2023, and $11.43 billion at December 31, 2022, representing increases of $154.5 million or 1%, and $444.1 million or 4%, respectively.

Significant changes by loan category at September 30, 2023 compared to June 30, 2023 included:
•Commercial and business lending, which includes commercial and industrial, PPP and owner occupied commercial real estate loans, increased $31.7 million or 1% to $6.03 billion compared to $5.99 billion.
•Commercial real estate lending, which includes non-owner occupied commercial real estate and construction loans, increased $142.0 million or 4% to $3.69 billion compared to $3.54 billion.
•Residential mortgage loans decreased $14.6 million or 2% to $813.8 million from $828.4 million.

Significant changes by loan category at September 30, 2023 compared to December 31, 2022 included:
•Commercial and business lending, which includes commercial and industrial, PPP and owner occupied commercial real estate loans, increased $284.5 million or 5% to $6.03 billion compared to $5.74 billion.
•Commercial real estate lending, which includes non-owner occupied commercial real estate and construction loans, increased $278.9 million or 8% to $3.69 billion compared to $3.41 billion.
•Agricultural and agricultural real estate loans decreased $78.4 million or 9% to $842.1 million compared to $920.5 million.
•Residential mortgage loans decreased $39.6 million or 5% to $813.8 million compared to $853.4 million.

Total deposits were $17.10 billion as of September 30, 2023, compared to $17.66 billion at June 30, 2023, which was a decrease of $562.6 million or 3%. Total deposits were $17.10 billion as of September 30, 2023, compared to $17.51 billion at December 31, 2022, a decrease of $412.0 million or 2%.

Total customer deposits were $14.80 billion as of September 30, 2023 compared to $14.65 billion at June 30, 2023, which was an increase of $152.3 million or 1%. Significant customer deposit changes by category at September 30, 2023, compared to June 30, 2023, included:
•Customer demand deposits decreased $105.0 million or 2% to $4.79 billion compared to $4.90 billion.
•Customer savings deposits increased $40.8 million or 1% to $8.19 billion compared to $8.15 billion.
•Customer time deposits increased $216.5 million or 14% to $1.81 billion compared to $1.60 billion.

Total customer deposits were $14.80 billion at September 30, 2023 compared to $15.22 billion at December 31, 2022, which was a decrease of $426.2 million or 3%. Significant customer deposit changes by category at September 30, 2023 compared to December 31, 2022, included:
•Customer demand deposits decreased $908.5 million or 16% to $4.79 billion compared to $5.70 billion.
•Customer savings deposits decreased $480.5 million or 6% to $8.19 billion compared to $8.67 billion.
•Customer time deposits increased $962.8 million to $1.81 billion compared to $851.5 million.

Total wholesale and institutional deposits were $2.30 billion as of September 30, 2023, which was a decrease of $714.8 million or 24% from $3.02 billion at June 30, 2023. Significant wholesale and institutional deposit changes by category at September 30, 2023, compared to June 30, 2023, included:
•Wholesale and institutional savings deposits decreased $58.5 million or 9% to $564.5 million compared to $623.0 million.
•Wholesale time deposits decreased $656.3 million or 27% to $1.74 billion compared to $2.40 billion.

Total wholesale and institutional deposits were $2.30 billion as of September 30, 2023, which was an increase of $14.2 million or 1% from $2.29 billion at December 31, 2022. Significant wholesale and institutional deposit changes by category at September 30, 2023 compared to December 31, 2022 included:
•Wholesale and institutional savings deposits decreased $759.0 million or 57% to $564.5 million compared to $1.32 billion.
•Wholesale time deposits increased $773.2 million or 80% to $1.74 billion compared to $965.7 million.

Provision and Allowance

Provision and Allowance for Credit Losses for Loans
Provision for credit losses for loans for the third quarter of 2023 was $2.7 million, which was a decrease of $1.7 million from $4.4 million recorded in the third quarter of 2022.

The allowance for credit losses for loans totaled $110.2 million at September 30, 2023 and $109.5 million at December 31, 2022. The following items impacted the allowance for credit losses for loans at September 30, 2023:
•Provision expense for the nine months ended September 30, 2023, totaled $12.7 million.
•Net charge-offs of $12.0 million were recorded for the first nine months of 2023.

Provision and Allowance for Credit Losses for Unfunded Commitments
The allowance for unfunded commitments decreased $2.7 million or 13% to $17.5 million at September 30, 2023, from $20.2 million at December 31, 2022, primarily due to a reduction of $85.6 million in unfunded commitments for construction loans, which carry the highest loss rate. Total unfunded commitments increased $84.1 million or 2% to $4.81 billion at September 30, 2023 compared to $4.73 billion at December 31, 2022.

Total Provision and Allowance for Lending Related Credit Losses
The total provision expense for lending related credit losses was $1.5 million for the third quarter of 2023 compared to $5.5 million for the third quarter of 2022. The total allowance for lending related credit losses was $127.7 million or 1.08% of total loans at September 30, 2023, compared to $129.7 million or 1.13% of total loans as of December 31, 2022.

Nonperforming Assets

Nonperforming assets decreased $753,000 or 1% to $66.2 million or 0.33% of total assets at September 30, 2023, compared to $66.9 million or 0.33% of total assets at December 31, 2022. Nonperforming loans were $51.8 million or 0.44% of total loans at September 30, 2023, compared to $58.5 million or 0.51% of total loans at December 31, 2022. At September 30, 2023, loans delinquent 30-89 days were 0.12% of total loans compared to 0.04% of total loans at December 31, 2022. Other real estate owned, net, increased $6.0 million or 71% to $14.4 million at September 30, 2023 from $8.4 million at December 31, 2022. HTLF added one property with a book value of $11.3 million to other real estate during the third quarter of 2023.

Non-GAAP Financial Measures
This earnings release contains references to financial measures which are not defined by generally accepted accounting principles ("GAAP"). Management believes the non-GAAP measures are helpful for investors to analyze and evaluate the company's financial condition and operating results. However, these non-GAAP measures have inherent limitations and should not be considered a substitute for operating results determined in accordance with GAAP. Because non-GAAP measures are not standardized, it may not be possible to compare the non-GAAP measures in this earnings release with other companies' non-GAAP measures. Reconciliations of each non-GAAP measure to the most directly comparable GAAP measure may be found in the financial tables in this earnings release.

Below are the non-GAAP measures included in this earnings release, management's reason for including each measure and the method of calculating each measure:
•Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources.
•Adjusted efficiency ratio, fully tax equivalent, expresses noninterest expenses as a percentage of fully tax-equivalent net interest income and noninterest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and noninterest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this earnings release.
•Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources.
•Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength.
•Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength.
•Adjusted tangible common equity ratio is total common equity less goodwill, core deposit and customer relationship intangibles, net, and accumulated other comprehensive loss divided by total assets less goodwill and core deposit and customer relationship intangibles, net, and the fair value adjustment on securities and derivatives, net of deferred taxes. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength, composition and trends on a comparable basis by excluding the variability of the fair value of securities and derivatives, net of deferred taxes.
•Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength.
•Annualized ratio of core expenses to average assets adjusts noninterest expenses to exclude specific items noted in the reconciliation. Management includes this measure as it is considered to be a critical metric to analyze and evaluate controllable expenses related to primary business operations.
Conference Call Details
HTLF will host a conference call for shareholders, analysts and other interested parties at 5:00 p.m. EDT today. To join via webcast, please visit https://ir.htlf.com/news-and-events/event-calendar/default.aspx 10 minutes prior to the call. A replay will be available until October 29, 2024, by logging on to www.htlf.com.

About HTLF
Heartland Financial USA, Inc., is a Denver, Colorado-based bank holding company operating under the brand name HTLF, with assets of $20.13 billion as of September 30, 2023. HTLF's banks serve communities in Arizona, California, Colorado, Illinois, Iowa, Kansas, Minnesota, Missouri, Montana, New Mexico, Texas and Wisconsin. HTLF is committed to its core commercial business, supported by a strong retail operation, and provides a diversified line of financial services including treasury management, wealth management, investments and residential mortgage. Additional information is available at www.htlf.com.

Safe Harbor Statement
This release (including any information incorporated herein by reference) and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF.

Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this release, and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2022, include, among others:
•Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics, such as the COVID-19 pandemic or future pandemics and governmental measures addressing them, climate change and climate-related regulations, persistent inflation, higher interest rates, recession, supply chain issues, labor shortages, terrorist threats or acts of war;
•Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs;
•Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income;
•Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks;
•Strategic and External Risks, including economic, political and competitive forces impacting our business;
•Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and
•Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions.

There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. Additionally, all statements in this release, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the SEC.

-FINANCIAL TABLES FOLLOW-
###

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Interest Income
Interest and fees on loans	$182,394	$122,913	$505,136	$334,000
Interest on securities:
Taxable	54,800	45,648	168,948	116,366
Nontaxable	6,584	6,164	18,990	17,874
Interest on federal funds sold	3	—	3	—
Interest on deposits with other banks and short-term investments	1,651	1,081	4,833	1,715
Total Interest Income	245,432	175,806	697,910	469,955
Interest Expense
Interest on deposits	92,744	15,158	231,617	24,665
Interest on short-term borrowings	1,167	360	4,437	494
Interest on other borrowings	5,765	4,412	16,756	11,780
Total Interest Expense	99,676	19,930	252,810	36,939
Net Interest Income	145,756	155,876	445,100	433,016
Provision for credit losses	1,516	5,492	9,969	11,983
Net Interest Income After Provision for Credit Losses	144,240	150,384	435,131	421,033
Noninterest Income
Service charges and fees	18,553	17,282	55,316	50,599
Loan servicing income	278	831	1,403	1,951
Trust fees	4,734	5,372	15,810	17,130
Brokerage and insurance commissions	692	649	2,065	2,357
Capital markets fees	1,845	1,809	8,331	9,719
Securities losses, net	(114)	(1,055)	(1,532)	(272)
Unrealized gain/(loss) on equity securities, net	13	(211)	165	(615)
Net gains on sale of loans held for sale	905	1,832	3,786	8,144
Valuation adjustment on servicing rights	—	—	—	1,658
Income on bank owned life insurance	858	694	3,042	1,741
Other noninterest income	619	1,978	2,489	5,877
Total Noninterest Income	28,383	29,181	90,875	98,289
Noninterest Expense
Salaries and employee benefits	62,262	62,661	186,510	192,867
Occupancy	6,438	6,794	20,338	21,250
Furniture and equipment	2,720	2,928	8,698	9,480
Professional fees	13,616	14,289	41,607	42,286
FDIC insurance assessments	3,313	1,988	9,627	5,134
Advertising	1,633	1,554	6,670	4,392
Core deposit and customer relationship intangibles amortization	1,625	1,856	5,128	5,993
Other real estate and loan collection expenses, net	481	304	984	577
(Gain)/loss on sales/valuations of assets, net	108	(251)	(2,149)	(3,435)
Acquisition, integration and restructuring costs	2,429	2,156	5,994	5,144
Partnership investment in tax credit projects	1,136	979	1,828	1,793
Other noninterest expenses	15,292	13,625	46,307	40,678
Total Noninterest Expense	111,053	108,883	331,542	326,159
Income Before Income Taxes	61,570	70,682	194,464	193,163
Income taxes	13,479	14,118	44,181	41,637
Net Income	48,091	56,564	150,283	151,526
Preferred dividends	(2,013)	(2,013)	(6,038)	(6,038)
Net Income Available to Common Stockholders	$46,078	$54,551	$144,245	$145,488
Earnings per common share-diluted	$1.08	$1.28	$3.37	$3.42
Weighted average shares outstanding-diluted	42,812,563	42,643,940	42,769,872	42,596,301

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Interest Income
Interest and fees on loans	$182,394	$168,899	$153,843	$143,970	$122,913
Interest on securities:
Taxable	54,800	58,172	55,976	53,178	45,648
Nontaxable	6,584	6,378	6,028	6,132	6,164
Interest on federal funds sold	3	—	—	11	—
Interest on deposits with other banks and short-term investments	1,651	2,051	1,131	1,410	1,081
Total Interest Income	245,432	235,500	216,978	204,701	175,806
Interest Expense
Interest on deposits	92,744	81,975	56,898	32,215	15,158
Interest on short-term borrowings	1,167	848	2,422	2,223	360
Interest on other borrowings	5,765	5,545	5,446	5,043	4,412
Total Interest Expense	99,676	88,368	64,766	39,481	19,930
Net Interest Income	145,756	147,132	152,212	165,220	155,876
Provision for credit losses	1,516	5,379	3,074	3,387	5,492
Net Interest Income After Provision for Credit Losses	144,240	141,753	149,138	161,833	150,384
Noninterest Income
Service charges and fees	18,553	19,627	17,136	17,432	17,282
Loan servicing income	278	411	714	790	831
Trust fees	4,734	5,419	5,657	5,440	5,372
Brokerage and insurance commissions	692	677	696	629	649
Capital markets fees	1,845	4,037	2,449	1,824	1,809
Securities losses, net	(114)	(314)	(1,104)	(153)	(1,055)
Unrealized gain/(loss) on equity securities, net	13	(41)	193	(7)	(211)
Net gains on sale of loans held for sale	905	1,050	1,831	888	1,832
Valuation adjustment on servicing rights	—	—	—	—	—
Income on bank owned life insurance	858	1,220	964	600	694
Other noninterest income	619	407	1,463	2,532	1,978
Total Noninterest Income	28,383	32,493	29,999	29,975	29,181
Noninterest Expense
Salaries and employee benefits	62,262	62,099	62,149	61,611	62,661
Occupancy	6,438	6,691	7,209	6,905	6,794
Furniture and equipment	2,720	3,063	2,915	3,019	2,928
Professional fees	13,616	15,194	12,797	16,320	14,289
FDIC insurance assessments	3,313	3,035	3,279	1,866	1,988
Advertising	1,633	3,052	1,985	1,829	1,554
Core deposit and customer relationship intangibles amortization	1,625	1,715	1,788	1,841	1,856
Other real estate and loan collection expenses, net	481	348	155	373	304
(Gain)/loss on sales/valuations of assets, net	108	(3,372)	1,115	2,388	(251)
Acquisition, integration and restructuring costs	2,429	1,892	1,673	2,442	2,156
Partnership investment in tax credit projects	1,136	154	538	3,247	979
Other noninterest expenses	15,292	15,575	15,440	15,377	13,625
Total Noninterest Expense	111,053	109,446	111,043	117,218	108,883
Income Before Income Taxes	61,570	64,800	68,094	74,590	70,682
Income taxes	13,479	15,384	15,318	13,936	14,118
Net Income	48,091	49,416	52,776	60,654	56,564
Preferred dividends	(2,013)	(2,012)	(2,013)	(2,012)	(2,013)
Net Income Available to Common Stockholders	$46,078	$47,404	$50,763	$58,642	$54,551
Earnings per common share-diluted	$1.08	$1.11	$1.19	$1.37	$1.28
Weighted average shares outstanding-diluted	42,812,563	42,757,603	42,742,878	42,699,752	42,643,940

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	As of
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Assets
Cash and due from banks	$248,756	$317,303	$274,354	$309,045	$250,394
Interest bearing deposits with other banks and short-term investments	99,239	82,884	87,757	54,042	149,466
Cash and cash equivalents	347,995	400,187	362,111	363,087	399,860
Time deposits in other financial institutions	1,490	1,490	1,740	1,740	1,740
Securities:
Carried at fair value	5,482,687	5,798,041	6,096,657	6,147,144	6,060,331
Held to maturity, at cost, less allowance for credit losses	835,468	834,673	832,098	829,403	830,247
Other investments, at cost	90,001	72,291	72,364	74,567	80,286
Loans held for sale	6,262	14,353	10,425	5,277	9,570
Loans:
Held to maturity	11,872,436	11,717,974	11,495,353	11,428,352	10,923,532
Allowance for credit losses	(110,208)	(111,198)	(112,707)	(109,483)	(105,715)
Loans, net	11,762,228	11,606,776	11,382,646	11,318,869	10,817,817
Premises, furniture and equipment, net	187,436	190,420	191,267	197,330	203,585
Goodwill	576,005	576,005	576,005	576,005	576,005
Core deposit and customer relationship intangibles, net	20,026	21,651	23,366	25,154	26,995
Servicing rights, net	—	—	—	7,840	8,379
Cash surrender value on life insurance	196,694	195,793	194,419	193,403	193,184
Other real estate, net	14,362	2,677	7,438	8,401	8,030
Other assets	609,139	510,359	432,008	496,008	466,921
Total Assets	$20,129,793	$20,224,716	$20,182,544	$20,244,228	$19,682,950
Liabilities and Equity
Liabilities
Deposits:
Demand	$4,792,813	$4,897,858	$5,119,554	$5,701,340	$6,083,563
Savings	8,754,911	8,772,596	9,256,609	9,994,391	10,060,523
Time	3,553,269	3,993,089	3,305,183	1,817,278	1,123,035
Total deposits	17,100,993	17,663,543	17,681,346	17,513,009	17,267,121
Short-term borrowings	392,634	44,364	92,337	376,117	147,000
Other borrowings	372,059	372,403	372,097	371,753	371,446
Accrued expenses and other liabilities	438,577	285,416	207,359	248,294	241,425
Total Liabilities	18,304,263	18,365,726	18,353,139	18,509,173	18,026,992
Stockholders' Equity
Preferred equity	110,705	110,705	110,705	110,705	110,705
Common stock	42,656	42,645	42,559	42,467	42,444
Capital surplus	1,088,267	1,087,358	1,084,112	1,080,964	1,079,277
Retained earnings	1,226,740	1,193,522	1,158,948	1,120,925	1,074,168
Accumulated other comprehensive loss	(642,838)	(575,240)	(566,919)	(620,006)	(650,636)
Total Equity	1,825,530	1,858,990	1,829,405	1,735,055	1,655,958
Total Liabilities and Equity	$20,129,793	$20,224,716	$20,182,544	$20,244,228	$19,682,950

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA AND FULL TIME EQUIVALENT EMPLOYEE DATA
	For the Quarter Ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Average Balances
Assets	$20,207,920	$20,221,511	$20,118,005	$19,913,849	$19,775,341
Loans, net of unearned	11,800,064	11,625,442	11,378,078	11,117,513	10,783,135
Deposits	17,507,813	17,689,138	17,505,867	17,319,218	17,282,289
Earning assets	18,439,010	18,523,552	18,392,649	18,175,838	18,157,795
Interest bearing liabilities	13,158,631	13,209,794	12,582,234	11,980,032	11,723,026
Common equity	1,746,818	1,727,013	1,655,860	1,548,739	1,674,306
Total stockholders' equity	1,857,523	1,837,718	1,766,565	1,659,444	1,785,011
Tangible common equity (non-GAAP)(1)	1,149,992	1,128,527	1,055,617	946,688	1,070,399

Key Performance Ratios
Annualized return on average assets	0.94%	0.98%	1.06%	1.21%	1.13%
Annualized return on average common equity (GAAP)	10.47	11.01	12.43	15.02	12.93
Annualized return on average tangible common equity (non-GAAP)(1)	16.34	17.33	20.05	25.19	20.76
Annualized ratio of net charge-offs/(recoveries) to average loans	0.12	0.32	(0.04)	(0.06)	0.00
Annualized net interest margin (GAAP)	3.14	3.19	3.36	3.61	3.41
Annualized net interest margin, fully tax-equivalent (non-GAAP)(1)	3.18	3.23	3.40	3.65	3.45
Efficiency ratio (GAAP)	63.77	60.93	60.94	60.05	58.84
Adjusted efficiency ratio, fully tax-equivalent (non-GAAP)(1)	59.95	59.88	57.16	54.33	55.26
Annualized ratio of total noninterest expenses to average assets (GAAP)	2.18	2.17	2.24	2.34	2.18
Annualized ratio of core expenses to average assets (non-GAAP)(1)	2.08	2.16	2.14	2.14	2.09

(1) Refer to "Non-GAAP Measures" in this earnings release for additional information on the usage and presentation of these non-GAAP measures, and refer to these financial tables for the reconciliations to the most directly comparable GAAP measures.

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Average Balances
Assets	$20,207,920	$19,775,341	$20,182,808	$19,523,433
Loans, net of unearned	11,800,064	10,783,135	11,602,741	10,437,409
Deposits	17,507,813	17,282,289	17,567,614	16,931,730
Earning assets	18,439,010	18,157,795	18,451,907	17,969,001
Interest bearing liabilities	13,158,631	11,723,026	12,985,665	11,255,232
Common equity	1,746,818	1,674,306	1,710,230	1,801,835
Total stockholders' equity	1,857,523	1,785,011	1,820,935	1,912,540
Tangible common stockholders' equity	1,149,992	1,070,399	1,111,724	1,195,952

Key Performance Ratios
Annualized return on average assets	0.94%	1.13%	1.00%	1.04%
Annualized return on average common equity (GAAP)	10.47	12.93	11.28	10.80
Annualized return on average tangible common equity (non-GAAP)(1)	16.34	20.76	17.83	16.79
Annualized ratio of net charge-offs/(recoveries) to average loans	0.12	0.00	0.14	0.17
Annualized net interest margin (GAAP)	3.14	3.41	3.23	3.22
Annualized net interest margin, fully tax-equivalent (non-GAAP)(1)	3.18	3.45	3.27	3.27
Efficiency ratio (GAAP)	63.77	58.84	61.86	61.39
Adjusted efficiency ratio, fully tax-equivalent (non-GAAP)(1)	59.95	55.26	58.98	58.99
Total noninterest expenses to average assets (GAAP)	2.18	2.18	2.20	2.23
Core expenses to average assets (non-GAAP)(1)	2.08	2.09	2.12	2.17

(1) Refer to "Non-GAAP Measures" in this earnings release for additional information on the usage and presentation of these non-GAAP measures, and refer to these financial tables for the reconciliations to the most directly comparable GAAP measures.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE AND FULL TIME EQUIVALENT EMPLOYEE DATA
	As of and for the Quarter Ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Common Share Data
Book value per common share	$40.20	$41.00	$40.38	$38.25	$36.41
Tangible book value per common share (non-GAAP)(1)	26.23	26.98	26.30	24.09	22.20
ASC 320 effect on book value per common share	(16.27)	(14.04)	(13.35)	(14.58)	(15.31)

Common shares outstanding, net of treasury stock	42,656,303	42,644,544	42,558,726	42,467,394	42,444,106
Tangible common equity ratio (non-GAAP)(1)	5.73%	5.86%	5.72%	5.21%	4.94%
Adjusted tangible common equity ratio (non-GAAP)(1)	8.73%	8.54%	8.37%	8.11%	8.07%

Other Selected Trend Information
Effective tax rate	21.89%	23.74%	22.50%	18.68%	19.97%
Full time equivalent employees	1,965	1,966	1,991	2,002	2,020

Loans Held to Maturity
Commercial and industrial	$3,591,809	$3,590,680	$3,498,345	$3,464,414	$3,278,703
Paycheck Protection Program ("PPP")	3,750	4,139	8,258	11,025	13,506
Owner occupied commercial real estate	2,429,659	2,398,698	2,312,538	2,265,307	2,285,973
Commercial and business lending	6,025,218	5,993,517	5,819,141	5,740,746	5,578,182
Non-owner occupied commercial real estate	2,656,358	2,530,736	2,421,341	2,330,940	2,219,542
Real estate construction	1,029,554	1,013,134	1,102,186	1,076,082	996,017
Commercial real estate lending	3,685,912	3,543,870	3,523,527	3,407,022	3,215,559
Total commercial lending	9,711,130	9,537,387	9,342,668	9,147,768	8,793,741
Agricultural and agricultural real estate	842,116	839,817	810,183	920,510	781,354
Residential mortgage	813,803	828,437	841,084	853,361	852,928
Consumer	505,387	512,333	501,418	506,713	495,509
Total loans held to maturity	$11,872,436	$11,717,974	$11,495,353	$11,428,352	$10,923,532

Total unfunded loan commitments	$4,813,798	$4,905,147	$4,867,925	$4,729,677	$4,664,379

Deposits
Demand-customer	$4,792,813	$4,897,858	$5,119,554	$5,701,340	$6,083,563
Savings-customer	8,190,430	8,149,596	8,501,337	8,670,898	8,691,545
Savings-wholesale and institutional	564,481	623,000	755,272	1,323,493	1,368,978
Total savings	8,754,911	8,772,596	9,256,609	9,994,391	10,060,523
Time-customer	1,814,335	1,597,849	1,071,476	851,539	973,035
Time-wholesale	1,738,934	2,395,240	2,233,707	965,739	150,000
Total time	3,553,269	3,993,089	3,305,183	1,817,278	1,123,035
Total deposits	$17,100,993	$17,663,543	$17,681,346	$17,513,009	$17,267,121

Total customer deposits	$14,797,578	$14,645,303	$14,692,367	$15,223,777	$15,748,143
Total wholesale and institutional deposits	2,303,415	3,018,240	2,988,979	2,289,232	1,518,978
Total deposits	$17,100,993	$17,663,543	$17,681,346	$17,513,009	$17,267,121

(1) Refer to "Non-GAAP Measures" in this earnings release for additional information on the usage and presentation of these non-GAAP measures, and refer to these financial tables for the reconciliations to the most directly comparable GAAP measures.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	As of and for the Quarter Ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Allowance for Credit Losses-Loans
Balance, beginning of period	$111,198	$112,707	$109,483	$105,715	$101,353
Provision for credit losses	2,672	7,829	2,184	2,075	4,388
Charge-offs	(3,964)	(9,613)	(2,151)	(2,668)	(938)
Recoveries	302	275	3,191	4,361	912
Balance, end of period	$110,208	$111,198	$112,707	$109,483	$105,715

Allowance for Unfunded Commitments
Balance, beginning of period	$18,636	$21,086	$20,196	$18,884	$17,780
Provision for credit losses	(1,156)	(2,450)	890	1,312	1,104
Balance, end of period	$17,480	$18,636	$21,086	$20,196	$18,884

Allowance for lending related credit losses	$127,688	$129,834	$133,793	$129,679	$124,599

Provision for Credit Losses
Provision for credit losses-loans	$2,672	$7,829	$2,184	$2,075	$4,388
Provision (benefit) for credit losses-unfunded commitments	(1,156)	(2,450)	890	1,312	1,104
Total provision for credit losses	$1,516	$5,379	$3,074	$3,387	$5,492

Asset Quality
Nonaccrual loans	$51,304	$61,956	$58,066	$58,231	$64,560
Loans past due ninety days or more	511	1,459	174	273	678
Other real estate owned	14,362	2,677	7,438	8,401	8,030
Other repossessed assets	1	5	24	26	—
Total nonperforming assets	$66,178	$66,097	$65,702	$66,931	$73,268

Nonperforming Assets Activity
Balance, beginning of period	$66,097	$65,702	$66,931	$73,268	$67,532
Net loan (charge-offs)/recoveries	(3,662)	(9,338)	1,040	1,693	(26)
New nonperforming loans	19,295	19,805	4,626	1,439	8,388
Reduction of nonperforming loans(1)	(14,691)	(5,253)	(5,711)	(8,875)	(2,015)
Net OREO/repossessed assets sales proceeds and losses	(861)	(4,819)	(1,184)	(594)	(611)
Balance, end of period	$66,178	$66,097	$65,702	$66,931	$73,268

Asset Quality Ratios
Ratio of nonperforming loans to total loans	0.44%	0.54%	0.51%	0.51%	0.60%
Ratio of nonperforming assets to total assets	0.33	0.33	0.33	0.33	0.37
Annualized ratio of net loan charge-offs/(recoveries) to average loans	0.12	0.32	(0.04)	(0.06)	0.00
Allowance for loan credit losses as a percent of loans	0.93	0.95	0.98	0.96	0.97
Allowance for lending related credit losses as a percent of loans	1.08	1.11	1.16	1.13	1.14
Allowance for loan credit losses as a percent of nonperforming loans	212.70	175.35	193.52	187.14	162.05
Loans delinquent 30-89 days as a percent of total loans	0.12	0.12	0.10	0.04	0.10

(1) Includes principal reductions, transfers to performing status and transfers to OREO.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS
	For the Quarter Ended
	September 30, 2023			June 30, 2023			September 30, 2022
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Earning Assets
Securities:
Taxable	$5,726,057	$54,800	3.80%	$5,962,207	$58,172	3.91%	$6,303,278	$45,648	2.87%
Nontaxable(1)	881,162	8,085	3.64	895,458	7,896	3.54	951,232	7,802	3.25
Total securities	6,607,219	62,885	3.78	6,857,665	66,068	3.86	7,254,510	53,450	2.92
Interest on deposits with other banks and short-term investments	142,301	1,651	4.60	153,622	2,051	5.36	222,170	1,081	1.93
Federal funds sold	152	3	7.83	—	—	—	11	—	—
Loans:(2)
Commercial and industrial(1)	3,610,677	63,001	6.92	3,565,449	56,644	6.37	3,182,134	37,526	4.68
PPP loans	3,948	11	1.11	6,302	24	1.53	17,859	363	8.06
Owner occupied commercial real estate	2,412,501	30,127	4.95	2,366,107	28,031	4.75	2,272,666	23,601	4.12
Non-owner occupied commercial real estate	2,586,011	38,779	5.95	2,462,098	35,583	5.80	2,258,424	25,895	4.55
Real estate construction	1,027,544	19,448	7.51	1,028,109	18,528	7.23	914,520	12,382	5.37
Agricultural and agricultural real estate	822,957	12,582	6.07	848,554	12,256	5.79	799,823	8,966	4.45
Residential mortgage	827,402	9,482	4.55	840,741	9,383	4.48	858,119	8,665	4.01
Consumer	509,024	9,615	7.49	508,082	9,068	7.16	479,590	6,028	4.99
Less: allowance for credit losses-loans	(110,726)	—	—	(113,177)	—	—	(102,031)	—	—
Net loans	11,689,338	183,045	6.21	11,512,265	169,517	5.91	10,681,104	123,426	4.58
Total earning assets	18,439,010	247,584	5.33%	18,523,552	237,636	5.15%	18,157,795	177,957	3.89%
Nonearning Assets	1,768,910			1,697,959			1,617,546
Total Assets	$20,207,920			$20,221,511			$19,775,341
Interest Bearing Liabilities
Savings	$8,737,581	$49,195	2.23%	$8,935,775	$41,284	1.85%	$10,059,652	$12,907	0.51%
Time deposits	3,945,371	43,549	4.38	3,812,330	40,691	4.28	1,156,908	2,251	0.77
Short-term borrowings	103,567	1,167	4.47	89,441	848	3.80	134,974	360	1.06
Other borrowings	372,112	5,765	6.15	372,248	5,545	5.97	371,492	4,412	4.71
Total interest bearing liabilities	13,158,631	99,676	3.01%	13,209,794	88,368	2.68%	11,723,026	19,930	0.67%
Noninterest Bearing Liabilities
Noninterest bearing deposits	4,824,861			4,941,033			6,065,729
Accrued interest and other liabilities	366,905			232,966			201,575
Total noninterest bearing liabilities	5,191,766			5,173,999			6,267,304
Equity	1,857,523			1,837,718			1,785,011
Total Liabilities and Equity	$20,207,920			$20,221,511			$19,775,341
Net interest income, fully tax-equivalent (non-GAAP)(1)(3)		$147,908			$149,268			$158,027
Net interest spread(1)			2.32%			2.47%			3.22%
Net interest income, fully tax-equivalent (non-GAAP)(1)(3) to total earning assets			3.18%			3.23%			3.45%
Interest bearing liabilities to earning assets	71.36%			71.31%			64.56%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.
(2) Nonaccrual loans and loans held for sale are included in the average loans outstanding.
(3) Refer to "Non-GAAP Measures" in this earnings release for additional information on the usage and presentation of these non-GAAP measures, and refer to these financial tables for the reconciliations to the most directly comparable GAAP measures.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS
	For the Nine Months Ended
	September 30, 2023			September 30, 2022
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Earning Assets
Securities:
Taxable	$5,927,026	$168,948	3.81%	$6,407,459	$116,366	2.43%
Nontaxable(1)	899,613	23,611	3.51	990,784	22,625	3.05
Total securities	6,826,639	192,559	3.77	7,398,243	138,991	2.51%
Interest bearing deposits with other banks and other short-term investments	133,910	4,833	4.83	238,819	1,715	0.96
Federal funds sold	51	3	7.86	7	—	—
Loans:(2)
Commercial and industrial(1)	3,547,256	169,552	6.39%	2,977,751	95,020	4.27
PPP loans	6,718	61	1.21	63,342	6,487	13.69
Owner occupied commercial real estate	2,355,545	84,927	4.82	2,270,486	67,742	3.99
Non-owner occupied commercial real estate	2,459,965	105,111	5.71	2,166,873	69,929	4.31
Real estate construction	1,051,298	56,107	7.14	880,354	31,673	4.81
Agricultural and agricultural real estate	835,673	36,191	5.79	776,127	23,905	4.12
Residential mortgage	840,143	28,138	4.48	850,444	25,108	3.95
Consumer	506,143	26,925	7.11	452,032	15,632	4.62
Less: allowance for credit losses-loans	(111,434)	—	—	(105,477)	—	—
Net loans	11,491,307	507,012	5.90	10,331,932	335,496	4.34
Total earning assets	18,451,907	704,407	5.10%	17,969,001	476,202	3.54%
Nonearning Assets	1,730,901			1,554,432
Total Assets	$20,182,808			$19,523,433
Interest Bearing Liabilities
Savings	$9,130,980	$128,372	1.88%	$9,652,651	$20,673	0.29%
Time deposits	3,344,434	103,245	4.13	1,106,095	3,992	0.48
Short-term borrowings	138,157	4,437	4.29	124,459	494	0.53
Other borrowings	372,094	16,756	6.02	372,027	11,780	4.23
Total interest bearing liabilities	12,985,665	252,810	2.60%	11,255,232	36,939	0.44%
Noninterest Bearing Liabilities
Noninterest bearing deposits	5,092,200			6,172,984
Accrued interest and other liabilities	284,008			182,677
Total noninterest bearing liabilities	5,376,208			6,355,661
Stockholders' Equity	1,820,935			1,912,540
Total Liabilities and Stockholders' Equity	$20,182,808			$19,523,433
Net interest income, fully tax-equivalent (non-GAAP)(1)(3)		$451,597			$439,263
Net interest spread(1)			2.50%			3.10%
Net interest income, fully tax-equivalent (non-GAAP)(1)(3) to total earning assets			3.27%			3.27%
Interest bearing liabilities to earning assets	70.38%			62.64%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.
(2) Nonaccrual loans and loans held for sale are included in the average loans outstanding.
(3) Refer to "Non-GAAP Measures" in this earnings release for additional information on the usage and presentation of these non-GAAP measures, and refer to these financial tables for the reconciliations to the most directly comparable GAAP measures.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA AND FULL TIME EQUIVALENT EMPLOYEE DATA
	For the Quarter Ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP)
Net income available to common stockholders (GAAP)	$46,078	$47,404	$50,763	$58,642	$54,551
Plus core deposit and customer relationship intangibles amortization, net of tax(1)	1,284	1,354	1,413	1,455	1,466
Net income available to common stockholders excluding intangible amortization (non-GAAP)	$47,362	$48,758	$52,176	$60,097	$56,017

Average common equity (GAAP)	$1,746,818	$1,727,013	$1,655,860	$1,548,739	$1,674,306
Less average goodwill	576,005	576,005	576,005	576,005	576,005
Less average core deposit and customer relationship intangibles, net	20,821	22,481	24,238	26,046	27,902
Average tangible common equity (non-GAAP)	$1,149,992	$1,128,527	$1,055,617	$946,688	$1,070,399
Annualized return on average common equity (GAAP)	10.47%	11.01%	12.43%	15.02%	12.93%
Annualized return on average tangible common equity (non-GAAP)	16.34%	17.33%	20.05%	25.19%	20.76%

Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)
Net Interest Income (GAAP)	$145,756	$147,132	$152,212	$165,220	$155,876
Plus tax-equivalent adjustment(1)	2,152	2,136	2,209	2,152	2,151
Net interest income, fully tax-equivalent (non-GAAP)	$147,908	$149,268	$154,421	$167,372	$158,027
Average earning assets	$18,439,010	$18,523,552	$18,392,649	$18,175,838	$18,157,795

Annualized net interest margin (GAAP)	3.14%	3.19%	3.36%	3.61%	3.41%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.18	3.23	3.40	3.65	3.45
Net purchase accounting discount amortization on loans included in annualized net interest margin	0.01	0.03	0.02	0.03	0.03

Reconciliation of Tangible Book Value Per Common Share (non-GAAP)
Common equity (GAAP)	$1,714,825	$1,748,285	$1,718,700	$1,624,350	$1,545,253
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	20,026	21,651	23,366	25,154	26,995
Tangible common equity (non-GAAP)	$1,118,794	$1,150,629	$1,119,329	$1,023,191	$942,253

Common shares outstanding, net of treasury stock	42,656,303	42,644,544	42,558,726	42,467,394	42,444,106
Common equity (book value) per share (GAAP)	$40.20	$41.00	$40.38	$38.25	$36.41
Tangible book value per common share (non-GAAP)	$26.23	$26.98	$26.30	$24.09	$22.20

Reconciliation of Tangible Common Equity Ratio (non-GAAP)
Tangible common equity (non-GAAP)	$1,118,794	$1,150,629	$1,119,329	$1,023,191	$942,253

Total assets (GAAP)	$20,129,793	$20,224,716	$20,182,544	$20,244,228	$19,682,950
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	20,026	21,651	23,366	25,154	26,995
Total tangible assets (non-GAAP)	$19,533,762	$19,627,060	$19,583,173	$19,643,069	$19,079,950
Tangible common equity ratio (non-GAAP)	5.73%	5.86%	5.72%	5.21%	4.94%

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended
	9/30/2023	6/30/2023		3/31/2023	12/31/2022	9/30/2022
Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP)
Tangible common equity (non-GAAP)	$1,118,794	$1,150,629		$1,119,329	$1,023,191	$942,253
Accumulated other comprehensive loss	642,838	575,240		566,919	620,006	650,636
Adjusted tangible common equity (non-GAAP)	$1,761,632	$1,725,869	$—	$1,686,248	$1,643,197	$1,592,889

Total tangible assets (non-GAAP)	$19,533,762	$19,627,060		$19,583,173	$19,643,069	$19,079,950
Fair value adjustment for securities and derivatives, net of deferred taxes	642,838	575,240		566,919	620,006	650,636
Total adjusted tangible assets (non-GAAP)	$20,176,600	$20,202,300		$20,150,092	$20,263,075	$19,730,586
Adjusted tangible common equity ratio (non-GAAP)	8.73%	8.54%		8.37%	8.11%	8.07%

Reconciliation of Adjusted Efficiency Ratio, fully tax-equivalent (non-GAAP)
Net interest income (GAAP)	$145,756	$147,132	$152,212	$165,220	$155,876
Tax-equivalent adjustment(1)	2,152	2,136	2,209	2,152	2,151
Fully tax-equivalent net interest income	147,908	149,268	154,421	167,372	158,027
Noninterest income (GAAP)	28,383	32,493	29,999	29,975	29,181
Securities losses, net	114	314	1,104	153	1,055
Unrealized (gain)/loss on equity securities, net	(13)	41	(193)	7	211
Gain on extinguishment of debt	—	—	—	—	—
Valuation adjustment on servicing rights	—	—	—	—	—
Adjusted revenue (non-GAAP)	$176,392	$182,116	$185,331	$197,507	$188,474

Total noninterest expenses (GAAP)	$111,053	$109,446	$111,043	$117,218	$108,883
Less:
Core deposit and customer relationship intangibles amortization	1,625	1,715	1,788	1,841	1,856
Partnership investment in tax credit projects	1,136	154	538	3,247	979
(Gain)/loss on sales/valuation of assets, net	108	(3,372)	1,115	2,388	(251)
Acquisition, integration and restructuring costs	2,429	1,892	1,673	2,442	2,156
Core expenses (non-GAAP)	$105,755	$109,057	$105,929	$107,300	$104,143

Efficiency ratio (GAAP)	63.77%	60.93%	60.94%	60.05%	58.84%
Adjusted efficiency ratio, fully tax-equivalent (non-GAAP)	59.95%	59.88%	57.16%	54.33%	55.26%

Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP)
Total noninterest expenses (GAAP)	$111,053	$109,446	$111,043	$117,218	$108,883
Core expenses (non-GAAP)	105,755	109,057	105,929	107,300	104,143

Average assets	$20,207,920	$20,221,511	$20,118,005	$19,913,849	$19,775,341
Total noninterest expenses to average assets (GAAP)	2.18%	2.17%	2.24%	2.34%	2.18%
Core expenses to average assets (non-GAAP)	2.08%	2.16%	2.14%	2.14%	2.09%

Acquisition, integration and restructuring costs
Salaries and employee benefits	$94	$93	$74	$424	$365
Occupancy	—	—	—	—	—
Furniture and equipment	—	—	—	—	—
Professional fees	1,617	1,068	934	1,587	1,480
Advertising	178	222	122	95	131
(Gain)/loss on sales/valuations of assets, net	—	—	—	—	—
Other noninterest expenses	540	509	543	336	180
Total acquisition, integration and restructuring costs	$2,429	$1,892	$1,673	$2,442	$2,156
After tax impact on diluted earnings per common share(1)	$0.04	$0.03	$0.03	$0.05	$0.04

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP)
Net income available to common stockholders (GAAP)	$46,078	$54,551	$144,245	$145,488
Plus core deposit and customer relationship intangibles amortization, net of tax(1)	1,284	1,466	4,051	4,734
Net income available to common stockholders excluding intangible amortization (non-GAAP)	$47,362	$56,017	$148,296	$150,222

Average common equity (GAAP)	$1,746,818	$1,674,306	$1,710,230	$1,801,835
Less average goodwill	576,005	576,005	576,005	576,005
Less average core deposit and customer relationship intangibles, net	20,821	27,902	22,501	29,878
Average tangible common equity (non-GAAP)	$1,149,992	$1,070,399	$1,111,724	$1,195,952
Annualized return on average common equity (GAAP)	10.47%	12.93%	11.28%	10.80%
Annualized return on average tangible common equity (non-GAAP)	16.34%	20.76%	17.83%	16.79%

Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)
Net Interest Income (GAAP)	$145,756	$155,876	$445,100	$433,016
Plus tax-equivalent adjustment(1)	2,152	2,151	6,497	6,247
Net interest income, fully tax-equivalent (non-GAAP)	$147,908	$158,027	$451,597	$439,263

Average earning assets	$18,439,010	$18,157,795	$18,451,907	$17,969,001

Annualized net interest margin (GAAP)	3.14%	3.41%	3.23%	3.22%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.18	3.45	3.27	3.27
Purchase accounting discount amortization on loans included in annualized net interest margin	0.01	0.03	0.02	0.05

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
Reconciliation of Adjusted Efficiency Ratio, fully tax-equivalent (non-GAAP)	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Net interest income (GAAP)	$145,756	$155,876	$445,100	$433,016
Tax-equivalent adjustment(1)	2,152	2,151	6,497	6,247
Fully tax-equivalent net interest income	147,908	158,027	451,597	439,263
Noninterest income (GAAP)	28,383	29,181	90,875	98,289
Securities (gains)/losses, net	114	1,055	1,532	272
Unrealized (gain)/loss on equity securities, net	(13)	211	(165)	615
Valuation adjustment on servicing rights	—	—	—	(1,658)
Adjusted revenue (non-GAAP)	$176,392	$188,474	$543,839	$536,781

Total noninterest expenses (GAAP)	$111,053	$108,883	$331,542	$326,159
Less:
Core deposit and customer relationship intangibles amortization	1,625	1,856	5,128	5,993
Partnership investment in tax credit projects	1,136	979	1,828	1,793
(Gain)/loss on sales/valuation of assets, net	108	(251)	(2,149)	(3,435)
Acquisition, integration and restructuring costs	2,429	2,156	5,994	5,144
Core expenses (non-GAAP)	$105,755	$104,143	$320,741	$316,664
Efficiency ratio (GAAP)	63.77%	58.84%	61.86%	61.39%
Adjusted efficiency ratio, fully tax-equivalent (non-GAAP)	59.95%	55.26%	58.98%	58.99%

Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP)
Total noninterest expenses (GAAP)	$111,053	$108,883	$331,542	$326,159
Core expenses (non-GAAP)	105,755	104,143	320,741	316,664

Average assets	$20,207,920	$19,775,341	$20,182,808	$19,523,433
Total noninterest expenses to average assets (GAAP)	2.18%	2.18%	2.20%	2.23%
Core expenses to average assets (non-GAAP)	2.08%	2.09%	2.12%	2.17%

Acquisition, integration and restructuring costs
Salaries and employee benefits	$94	$365	$261	$980
Professional fees	1,617	1,480	3,619	3,495
Advertising	178	131	522	287
Other noninterest expenses	540	180	1,592	382
Total acquisition, integration and restructuring costs	$2,429	$2,156	$5,994	$5,144
After tax impact on diluted earnings per common share(1)	$0.04	$0.04	$0.11	$0.10

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.